EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholders Meeting 1 Corporate Way Lansing, MI 48951 on August 23, 2017

Please detach at perforation before mailing.

PROXY	JNL MULTI-MANAGER SMALL CAP VALUE FUND, A SERIES OFJNL SERIES TRUST	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – AUGUST 23, 2017

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of JNL Multi-Manger Small Cap Value Fund, a series of JNL Series Trust, to be held at 1 Corporate Way, Lansing, Michigan, 48951 on Wednesday, August 23, 2017 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy.  If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of JNL Multi-Manager Small Cap Value Fund, a series of
JNL Series Trust
To Be Held on August 23, 2017

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and  the form of proxy card are available at https://www.proxy-direct.com/

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.
To approve a proposed amendment to the Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC JNAM and PPM America, Inc. (“PPM”), appointing PPM as sub-adviser to new a strategy, or “sleeve,” of the Fund.
		☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjourment thereof.

EVERY VOTE IS IMPORTANT!  PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!
EIA_27340_113015

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholders Meeting 1 Corporate Way Lansing, MI 48951 on August 23, 2017

Please detach at perforation before mailing.

JNL MULTI-MANAGER SMALL CAP VALUE FUND, A SERIES OF JNL SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
SPECIAL MEETING OF SHAREHOLDERS – AUGUST 23, 2017

[INSURANCE COMPANY NAME DROP-IN]
The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL Multi-Manager Small Cap Value Fund, a series of JNL Series Trust, attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Wednesday, August 23, 2017 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, August 21, 2017, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account I, Jackson National Separate Account III, Jackson National Separate Account IV and Jackson National Separate Account V and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I, JNLNY Separate Account II and JNLNY Separate Account IV.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed.  If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposal specified on the reverse side.  This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it.  If Variable Contract is held jointly, each holder should sign.  When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION CARD AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of JNL Multi-Manager Small Cap Value Fund, a series of
JNL Series Trust
To Be Held on August 23, 2017

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the voting instruction card are available at https://www.proxy-direct.com/

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.
To approve a proposed amendment to the Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC JNAM and PPM America, Inc. (“PPM”), appointing PPM as sub-adviser to new a strategy, or “sleeve,” of the Fund.
		☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjourment thereof.

EVERY VOTE IS IMPORTANT!  PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!
EIA_27340_VI_113015